EXHIBIT 99.1

Westamerica Bancorporation Reports Second Quarter 2024 Financial Results

SAN RAFAEL, Calif., July 18, 2024 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the second quarter 2024 of $35.5 million and diluted earnings per common share ("EPS") of $1.33. Second quarter 2024 results compare to first quarter 2024 net income of $36.4 million and EPS of $1.37.

"Westamerica’s second quarter 2024 results benefited from the Company’s low-cost operating principles. The annualized cost of funding our interest-earning loans, bonds and cash was 0.35 percent for the second quarter 2024. The Company recognized no provision for credit losses due to $73 thousand of net loan recoveries in the second quarter 2024 and $1.6 million in nonperforming loans at June 30, 2024, while the allowance for credit losses on loans was $16.0 million at June 30, 2024. Westamerica operated efficiently, spending 35 percent of its revenue on operating costs in the second quarter 2024”, said Chairman, President and CEO David Payne. “Second quarter 2024 results generated an annualized 14.4 percent return on average common equity. Shareholders were paid a $0.44 per common share dividend during the second quarter 2024,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $64.1 million for the second quarter 2024, compared to $66.1 million for the first quarter 2024. The annualized yield earned on loans, bonds and cash for the second quarter 2024 was 4.50 percent, unchanged from the first quarter 2024. The annualized cost of funding the loan and bond portfolios was 0.35 percent for the second quarter 2024, compared to 0.20 percent for the first quarter 2024.

The Company provided no provision for credit losses in the second quarter 2024 compared to $300 thousand in the first quarter 2024. The Allowance for Credit Losses on Loans was $16.0 million at June 30, 2024 compared to $15.9 million at March 31, 2024.

Noninterest income for the second quarter 2024 totaled $10.5 million compared to $10.1 million for the first quarter 2024; the increase is attributable to higher merchant processing fees and higher debit card fees.

Noninterest expenses were $26.1 million for the second quarter 2024 and the first quarter 2024.

The income tax rate on a fully-taxable equivalent basis was 26.8 percent for the second quarter 2024 compared to 26.9 percent for the first quarter 2024.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Treasurer
707-863-6840
investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2023 filed on Form 10-K and quarterly report for the quarter ended March 31, 2024 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

Public Information July 18, 2024
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2024

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q2'2024	Q2'2023	Change	Q1'2024
Net Interest and Loan Fee
Income (FTE)	$64,100	$70,281	-8.8%	$66,094
Provision for
Credit Losses	-	-	n/m	300
Noninterest Income	10,500	10,700	-1.9%	10,097
Noninterest Expense	26,130	25,839	1.1%	26,099
Income Before Taxes (FTE)	48,470	55,142	-12.1%	49,792
Income Tax Provision (FTE)	13,008	14,894	-12.7%	13,375
Net Income	$35,462	$40,248	-11.9%	$36,417

Average Common Shares
Outstanding	26,680	26,648	0.1%	26,674
Diluted Average Common
Shares Outstanding	26,681	26,648	0.1%	26,675

Operating Ratios:
Basic Earnings Per Common
Share	$1.33	$1.51	-11.9%	$1.37
Diluted Earnings Per
Common Share	1.33	1.51	-11.9%	1.37
Return On Assets (a)	2.18%	2.35%		2.24%
Return On Common
Equity (a)	14.4%	18.4%		15.2%
Net Interest Margin (FTE) (a)	4.15%	4.34%		4.30%
Efficiency Ratio (FTE)	35.0%	31.9%		34.3%

Dividends Paid Per Common
Share	$0.44	$0.42	4.8%	$0.44
Common Dividend Payout
Ratio	33%	28%		32%

			%
	6/30'24YTD	6/30'23YTD	Change
Net Interest and Loan Fee
Income (FTE)	$130,194	$139,843	-6.9%
Provision (Reversal
of Provision) for
Credit Losses (1)	300	(1,550)	n/m
Noninterest Income	20,597	21,249	-3.1%
Noninterest Expense	52,229	52,049	0.3%
Income Before Taxes (FTE)	98,262	110,593	-11.1%
Income Tax Provision (FTE)	26,383	29,894	-11.7%
Net Income	$71,879	$80,699	-10.9%

Average Common Shares
Outstanding	26,677	26,753	-0.3%
Diluted Average Common
Shares Outstanding	26,678	26,756	-0.3%

Operating Ratios:
Basic Earnings Per Common
Share	$2.69	$3.02	-10.9%
Diluted Earnings Per
Common Share	2.69	3.02	-10.9%
Return On Assets (a)	2.21%	2.33%
Return On Common
Equity (a)	14.8%	18.7%
Net Interest Margin (FTE) (a)	4.23%	4.26%
Efficiency Ratio (FTE)	34.6%	32.3%

Dividends Paid Per Common
Share	$0.88	$0.84	4.8%
Common Dividend Payout
Ratio	33%	28%

2. Net Interest and Loan Fee Income (FTE).
	(dollars in thousands)
			%
	Q2'2024	Q2'2023	Change	Q1'2024
Interest and Loan Fee
Income (FTE)	$69,407	$70,888	-2.1%	$69,095
Interest Expense	5,307	607	774.3%	3,001
Net Interest and Loan Fee
Income (FTE)	$64,100	$70,281	-8.8%	$66,094

Average Earning Assets	$6,145,626	$6,457,270	-4.8%	$6,119,368
Average Interest-Bearing
Liabilities	3,001,786	3,144,264	-4.5%	2,955,565

Yield on Earning Assets
(FTE) (a)	4.50%	4.38%		4.50%
Cost of Funds (a)	0.35%	0.04%		0.20%
Net Interest Margin (FTE) (a)	4.15%	4.34%		4.30%
Interest Expense /
Interest-Bearing
Liabilities (a)	0.71%	0.08%		0.41%
Net Interest Spread (FTE) (a)	3.79%	4.30%		4.09%

			%
	6/30'24YTD	6/30'23YTD	Change

Interest and Loan Fee
Income (FTE)	$138,502	$140,921	-1.7%
Interest Expense	8,308	1,078	670.7%
Net Interest and Loan Fee
Income (FTE)	$130,194	$139,843	-6.9%

Average Earning Assets	$6,132,497	$6,560,639	-6.5%
Average Interest-Bearing
Liabilities	2,978,676	3,215,316	-7.4%

Yield on Earning Assets
(FTE) (a)	4.50%	4.29%
Cost of Funds (a)	0.27%	0.03%
Net Interest Margin (FTE) (a)	4.23%	4.26%
Interest Expense /
Interest-Bearing
Liabilities (a)	0.56%	0.07%
Net Interest Spread (FTE) (a)	3.94%	4.22%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q2'2024	Q2'2023	Change	Q1'2024

Total Assets	$6,549,203	$6,865,591	-4.6%	$6,525,921
Total Earning Assets	6,145,626	6,457,270	-4.8%	6,119,368
Total Loans	838,016	926,795	-9.6%	853,553
Commercial Loans	133,605	157,975	-15.4%	133,422
Commercial Real Estate
Loans	487,209	491,902	-1.0%	488,989
Consumer Loans	217,202	276,918	-21.6%	231,142
Total Investment Securities	4,944,191	5,365,377	-7.9%	5,098,539
Debt Securities Available for
Sale	4,079,896	4,460,339	-8.5%	4,224,474
Debt Securities Held to
Maturity	864,295	905,038	-4.5%	874,065
Total Interest-Bearing Cash	363,419	165,098	120.1%	167,276

Loans / Deposits	16.1%	16.0%		15.9%

			%
	6/30'24YTD	6/30'23YTD	Change

Total Assets	$6,537,562	$6,988,272	-6.4%
Total Earning Assets	6,132,497	6,560,639	-6.5%
Total Loans	845,785	936,277	-9.7%
Commercial Loans	133,514	161,647	-17.4%
Commercial Real Estate
Loans	488,099	492,514	-0.9%
Consumer Loans	224,172	282,116	-20.5%
Total Investment Securities	5,021,365	5,456,572	-8.0%
Debt Securities Available for
Sale	4,152,185	4,547,733	-8.7%
Debt Securities Held to
Maturity	869,180	908,839	-4.4%
Total Interest-Bearing Cash	265,347	167,790	58.1%

Loans / Deposits	16.0%	15.8%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q2'2024	Q2'2023	Change	Q1'2024

Total Deposits	$5,202,620	$5,797,504	-10.3%	$5,379,060
Noninterest Demand	2,485,023	2,751,319	-9.7%	2,532,381
Interest-Bearing Transaction	981,703	1,159,653	-15.3%	1,058,292
Savings	1,642,806	1,763,410	-6.8%	1,691,716
Time greater than $100K	34,721	53,901	-35.6%	36,135
Time less than $100K	58,367	69,221	-15.7%	60,536
Total Short-Term Borrowings	284,189	98,079	-14.2%	108,886
Bank Term Funding Program
Borrowings	200,000	-	0.0%	62,582
Securities Sold under
Repurchase Agreements	84,189	98,079	0.0%	46,304
Shareholders' Equity	990,927	877,964	12.9%	965,840

Demand Deposits /
Total Deposits	47.8%	47.5%		47.1%
Transaction & Savings
Deposits / Total Deposits	98.2%	97.9%		98.2%

			%
	6/30'24YTD	6/30'23YTD	Change

Total Deposits	$5,290,840	$5,928,983	-10.8%
Noninterest Demand	2,508,702	2,801,183	-10.4%
Interest-Bearing Transaction	1,019,998	1,196,342	-14.7%
Savings	1,667,261	1,805,187	-7.6%
Time greater than $100K	35,427	55,755	-36.5%
Time less than $100K	59,452	70,516	-15.7%
Total Short-Term Borrowings	196,538	87,516	124.6%
Bank Term Funding Program
Borrowings	131,291	-	n/m
Securities Sold under
Repurchase Agreements	65,247	87,516	-25.4%
Shareholders' Equity	978,384	868,272	12.7%

Demand Deposits /
Total Deposits	47.4%	47.2%
Transaction & Savings
Deposits / Total Deposits	98.2%	97.9%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q2'2024
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Loan Fee Income Earned:
Total Earning Assets (FTE)	$6,145,626	$69,407	4.50%
Total Loans (FTE)	838,016	11,441	5.49%
Commercial Loans (FTE)	133,605	2,418	7.28%
Commercial Real Estate
Loans	487,209	6,014	4.96%
Consumer Loans	217,202	3,009	5.57%
Total Investments (FTE)	4,944,191	53,005	4.27%
Total Debt Securities
Available for Sale (FTE)	4,079,896	44,236	4.31%
Corporate Securities	2,090,829	14,366	2.75%
Collateralized Loan
Obligations	1,347,475	24,620	7.23%
Agency Mortgage Backed
Securities	241,391	1,465	2.43%
Securities of U.S.
Government sponsored
entities	309,395	2,777	3.59%
Obligations of States and
Political Subdivisions
(FTE)	72,319	543	3.01%
U.S. Treasury Securities	4,260	54	5.08%
Other Debt Securities
Available for Sale (FTE)	14,227	411	11.55%
Total Debt Securities Held to
Maturity (FTE)	864,295	8,769	4.06%
Agency Mortgage Backed
Securities	70,804	401	2.27%
Corporate Securities	730,978	7,815	4.28%
Obligations of States and
Political Subdivisions
(FTE)	62,513	553	3.54%
Total Interest-Bearing Cash	363,419	4,961	5.40%

Interest Expense Paid:
Total Earning Assets	6,145,626	5,307	0.35%
Total Interest-Bearing
Liabilities	3,001,786	5,307	0.71%
Total Interest-Bearing
Deposits	2,717,597	2,460	0.36%
Interest-Bearing Transaction	981,703	69	0.03%
Savings	1,642,806	2,322	0.57%
Time less than $100K	58,367	49	0.34%
Time greater than $100K	34,721	20	0.23%
Total Short-Term Borrowings	284,189	2,847	4.02%
Bank Term Funding Program
Borrowings	200,000	2,692	5.40%
Securities Sold under
Repurchase Agreements	84,189	155	0.74%

Net Interest Income and
Margin (FTE)		$64,100	4.15%
	Q2'2023
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Loan Fee Income Earned:
Total Earning Assets (FTE)	$6,457,270	$70,888	4.38%
Total Loans (FTE)	926,795	11,937	5.17%
Commercial Loans (FTE)	157,975	2,777	7.05%
Commercial Real Estate
Loans	491,902	5,732	4.67%
Consumer Loans	276,918	3,428	4.97%
Total Investments (FTE)	5,365,377	56,841	4.22%
Total Debt Securities
Available for Sale (FTE)	4,460,339	47,752	4.26%
Corporate Securities	2,210,511	15,456	2.80%
Collateralized Loan
Obligations	1,555,328	26,754	6.81%
Agency Mortgage Backed
Securities	291,270	1,765	2.42%
Securities of U.S.
Government sponsored
entities	306,983	2,776	3.62%
Obligations of States and
Political Subdivisions
(FTE)	82,074	617	3.00%
Other Debt Securities
Available for Sale (FTE)	14,173	384	10.84%
Total Debt Securities Held to
Maturity (FTE)	905,038	9,089	4.02%
Agency Mortgage Backed
Securities	94,960	510	2.15%
Corporate Securities	724,157	7,816	4.32%
Obligations of States and
Political Subdivisions
(FTE)	85,921	763	3.56%
Total Interest-Bearing Cash	165,098	2,110	5.06%

Interest Expense Paid:
Total Earning Assets	6,457,270	607	0.04%
Total Interest-Bearing
Liabilities	3,144,264	607	0.08%
Total Interest-Bearing
Deposits	3,046,185	582	0.08%
Interest-Bearing Transaction	1,159,653	104	0.04%
Savings	1,763,410	396	0.09%
Time less than $100K	69,221	51	0.30%
Time greater than $100K	53,901	31	0.23%
Total Short-Term Borrowings	98,079	25	0.10%
Securities Sold under
Repurchase Agreements	98,079	25	0.10%

Net Interest Income and
Margin (FTE)		$70,281	4.34%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q2'2024	Q2'2023	Change	Q1'2024
Service Charges on Deposit
Accounts	$3,469	$3,459	0.3%	$3,470
Merchant Processing
Services	2,733	2,869	-4.7%	2,507
Debit Card Fees	1,706	1,759	-3.0%	1,543
Trust Fees	811	810	0.1%	794
ATM Processing Fees	540	702	-23.1%	591
Other Service Fees	450	458	-1.7%	438
Securities Losses	-	(125)	n/m	-
Other Noninterest Income	791	768	3.0%	754
Total Noninterest Income	$10,500	$10,700	-1.9%	$10,097

Operating Ratios:
Total Revenue (FTE)	$74,600	$80,981	-7.9%	$76,191
Noninterest Income /
Revenue (FTE)	14.1%	13.2%		13.3%
Service Charges /
Avg. Deposits (a)	0.27%	0.24%		0.26%
Total Revenue (FTE) Per
Avg. Common Share (a)	$11.25	$12.19	-7.7%	$11.49

			%
	6/30'24YTD	6/30'23YTD	Change
Service Charges on Deposit
Accounts	$6,939	$6,924	0.2%
Merchant Processing
Services	5,240	5,506	-4.8%
Debit Card Fees	3,249	3,401	-4.5%
Trust Fees	1,605	1,575	1.9%
ATM Processing Fees	1,131	1,356	-16.6%
Other Service Fees	888	857	3.6%
Securities Losses	-	(125)	n/m
Other Noninterest Income	1,545	1,755	-12.0%
Total Noninterest Income	$20,597	$21,249	-3.1%

Operating Ratios:
Total Revenue (FTE)	$150,791	$161,092	-6.4%
Noninterest Income /
Revenue (FTE)	13.7%	13.2%
Service Charges /
Avg. Deposits (a)	0.26%	0.24%
Total Revenue (FTE) Per
Avg. Common Share (a)	$11.37	$12.14	-6.4%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q2'2024	Q2'2023	Change	Q1'2024

Salaries and Related Benefits	$12,483	$11,828	5.5%	$12,586
Occupancy and Equipment	5,158	5,012	2.9%	5,040
Outsourced Data Processing	2,511	2,488	0.9%	2,536
Limited Partnership
Operating Losses	1,440	1,440	0.0%	1,440
Professional Fees	362	485	-25.4%	402
Courier Service	686	611	12.3%	649
Other Noninterest Expense	3,490	3,975	-12.2%	3,446
Total Noninterest Expense	$26,130	$25,839	1.1%	$26,099

Operating Ratios:
Noninterest Expense /
Avg. Earning Assets (a)	1.71%	1.60%		1.72%
Noninterest Expense /
Revenues (FTE)	35.0%	31.9%		34.3%

			%
	6/30'24YTD	6/30'23YTD	Change

Salaries and Related Benefits	$25,069	$23,895	4.9%
Occupancy and Equipment	10,198	10,497	-2.8%
Outsourced Data Processing	5,047	4,932	2.3%
Limited Partnership
Operating Losses	2,880	2,874	0.2%
Professional Fees	764	961	-20.5%
Courier Service	1,335	1,226	8.9%
Other Noninterest Expense	6,936	7,664	-9.5%
Total Noninterest Expense	$52,229	$52,049	0.3%

Operating Ratios:
Noninterest Expense /
Avg. Earning Assets (a)	1.71%	1.60%
Noninterest Expense /
Revenues (FTE)	34.6%	32.3%

8. Allowance for Credit Losses.
	(dollars in thousands)
			%
	Q2'2024	Q2'2023	Change	Q1'2024

Average Total Loans	$838,016	$926,795	-9.6%	$853,553

Beginning of Period
Allowance for Credit
Losses on Loans (ACLL)	$15,879	$19,509	-18.6%	$16,867
Provision for
Credit Losses	-	-	n/m	300
Net ACLL Recoveries
(Losses)	73	(1,029)	-107.1%	(1,288)
End of Period ACLL	$15,952	$18,480	-13.7%	$15,879

Gross ACLL Recoveries /
Gross ACLL Losses	105%	38%		36%
Net ACLL (Recoveries)
Losses /
Avg. Total Loans (a)	-0.04%	0.45%		0.61%

			%
	6/30'24YTD	6/30'23YTD	Change

Average Total Loans	$845,785	$936,277	-9.7%

Beginning of Period ACLL	$16,867	$20,284	-16.8%
Provision (Reversal
of Provision) for
Credit Losses (1)	300	(1,550)	n/m
Net ACLL Losses	(1,215)	(254)	378.3%
End of Period ACLL	$15,952	$18,480	-13.7%

Gross ACLL Recoveries /
Gross ACLL Losses	66%	93%
Net ACLL Losses /
Avg. Total Loans (a)	0.29%	0.05%

	(dollars in thousands)
			%
	6/30/24	6/30/23	Change	3/31/24
Allowance for Credit Losses
on Loans	$15,952	$18,480	-13.7%	$15,879
Allowance for Credit Losses
on Held to Maturity
Securities	1	1	0.0%	1
Total Allowance for Credit
Losses	$15,953	$18,481	-13.7%	$15,880

Allowance for Unfunded
Credit Commitments	$201	$201	0.0%	$201

9. Credit Quality.
	(dollars in thousands)
			%
	6/30/24	6/30/23	Change	3/31/24
Nonperforming Loans:
Nonperforming Nonaccrual
Loans	$971	$192	405.7%	$957
Performing Nonaccrual
Loans	-	5	n/m	1
Total Nonaccrual Loans	971	197	392.9%	958
Accruing Loans 90+ Days
Past Due	580	656	-11.6%	525
Total Nonperforming Loans	$1,551	$853	81.8%	$1,483

Total Loans Outstanding	$831,842	$919,583	-9.5%	$844,677

Total Assets	6,312,145	6,582,740	-4.1%	6,464,685

Loans:
Allowance for Credit Losses
on Loans	$15,952	$18,480	-13.7%	$15,879
Allowance for Credit Losses
on Loans / Loans	1.92%	2.01%		1.88%
Nonperforming Loans /
Total Loans	0.19%	0.09%		0.18%

10. Liquidity.

At June 30, 2024, the Company had $486,124 thousand in cash balances. During the twelve months ending June 30, 2025, the Company expects to receive $309,000 thousand in principal payments from its debt securities. If additional operational liquidity is required, the Company can pledge debt securities as collateral for borrowing purposes; at June 30, 2024, the Company’s debt securities which qualify as collateral for borrowing totaled $3,693,459 thousand. In the ordinary course of business, the Company pledges debt securities as collateral for certain depository customers; at June 30, 2024, the Company had pledged $759,338 thousand in debt securities for depository customers. In the ordinary course of business, the Company pledges debt securities as collateral for borrowing from the Federal Reserve Bank; at June 30, 2024, the Company had pledged $1,067,510 thousand in debt securities at the Federal Reserve Bank. During the six months ended June 30, 2024, the Company’s average borrowings from the Federal Reserve Bank and other correspondent banks were $200,000 thousand and $-0- thousand, respectively, and at June 30, 2024, the Company’s borrowings from the Federal Reserve Bank and other correspondent banks were $200,000 thousand and $-0- thousand, respectively. At June 30, 2024, the Company had access to borrowing from the Federal Reserve up to $867,510 thousand based on collateral pledged at June 30, 2024. At June 30, 2024, the Company’s estimated unpledged collateral qualifying debt securities totaled $1,462,966 thousand. Debt securities eligible as collateral are shown at market value unless otherwise noted.

				(in thousands)
				6/30/24
Debt Securities Eligible as
Collateral:
Corporate Securities				$2,549,866
Collateralized Loan
Obligations rated AAA				405,308
Obligations of States and
Political Subdivisions				130,006
Agency Mortgage Backed
Securities				286,771
Securities of U.S. Government
Sponsored Entities				116,688
Securities of U.S. Government
Sponsored Entities (Par Value)				200,000
U.S. Treasury Securities				4,820
Total Debt Securities Eligible
as Collateral				$3,693,459

Debt Securities Pledged
as Collateral:
Deposits by Public Entities				($759,338)
Securities Sold under
Repurchase Agreements				(394,283)
Debt Securities Pledged
at the Federal Reserve Bank				($1,067,510)
Other				(9,362)
Total Debt Securities Pledged
as Collateral				($2,230,493)

Estimated Debt Securities
Available to Pledge				$1,462,966

11. Capital.
	(in thousands, except per-share amounts)
			%
	6/30/24	6/30/23	Change	3/31/24

Shareholders' Equity	$815,600	$651,862	25.1%	$791,691
Total Assets	6,312,145	6,582,740	-4.1%	6,464,685
Shareholders' Equity/
Total Assets	12.92%	9.90%		12.25%
Shareholders' Equity/
Total Loans	98.05%	70.89%		93.73%
Tangible Common Equity
Ratio	11.21%	8.20%		10.56%
Common Shares Outstanding	26,683	26,648	0.1%	26,678
Common Equity Per Share	$30.57	$24.46	25.0%	$29.68
Market Value Per Common
Share	48.53	38.30	26.7%	48.88

	(shares in thousands)
			%
	Q2'2024	Q2'2023	Change	Q1'2024
Share Repurchase Programs:
Total Shares Repurchased /
Canceled	-	-	n/m	4
Average Repurchase Price	$-	$-	n/m	$45.58
Net Shares Issued	(5)	-	n/m	(7)

			%
	6/30'24YTD	6/30'23YTD	Change

Total Shares Repurchased /
Canceled	4	274	n/m
Average Repurchase Price	$45.58	$50.11	n/m
Net Shares (Issued)
Repurchased	(12)	265	n/m

12. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	6/30/24	6/30/23	Change	3/31/24
Assets:
Cash and Due from Banks	$486,124	$266,187	82.6%	$434,250

Debt Securities Available for
Sale:
Corporate Securities	1,855,618	1,901,504	-2.4%	1,879,980
Collateralized Loan
Obligations	1,255,110	1,514,962	-17.2%	1,420,584
Agency Mortgage Backed
Securities	222,806	259,190	-14.0%	225,564
Securities of U.S.
Government sponsored
entities	291,206	291,402	-0.1%	292,583
Obligations of States and
Political Subdivisions	69,758	79,400	-12.1%	70,466
U.S. Treasury Securities	4,820	-	n/m	-
Total Debt Securities
Available for Sale	3,699,318	4,046,458	-8.6%	3,889,177

Debt Securities Held to
Maturity:
Agency Mortgage Backed
Securities	67,777	91,141	-25.6%	73,023
Corporate Securities	732,049	725,252	0.9%	730,350
Obligations of States and
Political Subdivisions (2)	61,042	83,963	-27.3%	65,352
Total Debt Securities
Held to Maturity (2)	860,868	900,356	-4.4%	868,725

Loans	831,842	919,583	-9.5%	844,677
Allowance For Credit Losses
on Loans	(15,952)	(18,480)	-13.7%	(15,879)
Total Loans, net	815,890	901,103	-9.5%	828,798

Premises and Equipment, net	26,275	27,908	-5.9%	26,458
Identifiable Intangibles, net	234	463	-49.5%	291
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	301,763	318,592	-5.3%	295,313

Total Assets	$6,312,145	$6,582,740	-4.1%	$6,464,685

Liabilities and Shareholders'
Equity:
Deposits:
Noninterest-Bearing	$2,459,467	$2,721,046	-9.6%	$2,514,161
Interest-Bearing Transaction	936,186	1,133,006	-17.4%	1,066,038
Savings	1,646,781	1,735,083	-5.1%	1,681,921
Time	89,006	116,792	-23.8%	92,805
Total Deposits	5,131,440	5,705,927	-10.1%	5,354,925

Bank Term Funding
Program Borrowings	200,000	-	-27.4%	200,000
Securities Sold under
Repurchase Agreements	100,167	138,005	n/m	50,334
Total Short-Term
Borrowed Funds	300,167	138,005	117.5%	250,334

Other Liabilities	64,938	86,946	-25.3%	67,735
Total Liabilities	5,496,545	5,930,878	-7.3%	5,672,994

Shareholders' Equity:
Common Equity:
Paid-In Capital	474,618	471,510	0.7%	473,989
Accumulated Other
Comprehensive Loss	(197,300)	(252,043)	-21.7%	(196,857)
Retained Earnings	538,282	432,395	24.5%	514,559
Total Shareholders' Equity	815,600	651,862	25.1%	791,691

Total Liabilities and
Shareholders' Equity	$6,312,145	$6,582,740	-4.1%	$6,464,685

13. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q2'2024	Q2'2023	Change	Q1'2024
Interest and Loan Fee Income:
Loans	$11,354	$11,845	-4.1%	$11,324
Equity Securities	175	152	15.1%	174
Debt Securities Available
for Sale	43,927	47,452	-7.4%	46,243
Debt Securities Held to
Maturity	8,655	8,930	-3.1%	8,722
Interest-Bearing Cash	4,961	2,110	135.1%	2,283
Total Interest and Loan
Fee Income	69,072	70,489	-2.0%	68,746

Interest Expense:
Transaction Deposits	69	104	-33.7%	119
Savings Deposits	2,322	396	486.4%	1,917
Time Deposits	69	82	-15.9%	70
Bank Term Funding Program
Borrowings	2,692	-	n/m	843
Securities Sold under
Repurchase Agreements	155	25	509.0%	52
Total Interest Expense	5,307	607	774.3%	3,001

Net Interest and Loan
Fee Income	63,765	69,882	-8.8%	65,745

Provision for Credit Losses	-	-	n/m	300

Noninterest Income:

Service Charges on Deposit
Accounts	3,469	3,459	0.3%	3,470
Merchant Processing
Services	2,733	2,869	-4.7%	2,507
Debit Card Fees	1,706	1,759	-3.0%	1,543
Trust Fees	811	810	0.1%	794
ATM Processing Fees	540	702	-23.1%	591
Other Service Fees	450	458	-1.7%	438
Securities Losses	-	(125)	n/m	-
Other Noninterest Income	791	768	3.0%	754
Total Noninterest Income	10,500	10,700	-1.9%	10,097

Noninterest Expense:
Salaries and Related Benefits	12,483	11,828	5.5%	12,586
Occupancy and Equipment	5,158	5,012	2.9%	5,040
Outsourced Data Processing	2,511	2,488	0.9%	2,536
Limited Partnership
Operating Losses	1,440	1,440	0.0%	1,440
Professional Fees	362	485	-25.4%	402
Courier Service	686	611	12.3%	649
Other Noninterest Expense	3,490	3,975	-12.2%	3,446
Total Noninterest Expense	26,130	25,839	1.1%	26,099

Income Before Income Taxes	48,135	54,743	-12.1%	49,443
Income Tax Provision	12,673	14,495	-12.6%	13,026
Net Income	$35,462	$40,248	-11.9%	$36,417

Average Common Shares
Outstanding	26,680	26,648	0.1%	26,674
Diluted Average Common
Shares Outstanding	26,681	26,648	0.1%	26,675

Per Common Share Data:
Basic Earnings	$1.33	$1.51	-11.9%	$1.37
Diluted Earnings	1.33	1.51	-11.9%	1.37
Dividends Paid	0.44	0.42	4.8%	0.44

			%
	6/30'24YTD	6/30'23YTD	Change
Interest and Loan Fee Income:
Loans	$22,678	$23,585	-3.8%
Equity Securities	349	304	14.8%
Debt Securities Available
for sale	90,170	94,262	-4.3%
Debt Securities Held to
Maturity	17,377	17,910	-3.0%
Interest-Bearing Cash	7,244	4,052	78.8%
Total Interest and Loan
Fee Income	137,818	140,113	-1.6%

Interest Expense:
Transaction Deposits	188	198	-5.1%
Savings Deposits	4,239	676	527.1%
Time Deposits	139	166	-16.3%
Bank Term Funding Program
Borrowings	3,535	-	n/m
Securities Sold under
Repurchase Agreements	207	38	444.7%
Total Interest Expense	8,308	1,078	670.7%

Net Interest and Loan
Fee Income	129,510	139,035	-6.9%

Provision (Reversal
of Provision) for
Credit Losses (1)	300	(1,550)	n/m

Noninterest Income:

Service Charges on Deposit	6,939	6,924	0.2%
Accounts
Merchant Processing
Services	5,240	5,506	-4.8%
Debit Card Fees	3,249	3,401	-4.5%
Trust Fees	1,605	1,575	1.9%
ATM Processing Fees	1,131	1,356	-16.6%
Other Service Fees	888	857	3.6%
Securities Losses	-	(125)	n/m
Other Noninterest Income	1,545	1,755	-12.0%
Total Noninterest Income	20,597	21,249	-3.1%

Noninterest Expense:
Salaries and Related Benefits	25,069	23,895	4.9%
Occupancy and Equipment	10,198	10,497	-2.8%
Outsourced Data Processing	5,047	4,932	2.3%
Limited Partnership
Operating Losses	2,880	2,874	0.2%
Professional Fees	764	961	-20.5%
Courier Service	1,335	1,226	8.9%
Other Noninterest Expense	6,936	7,664	-9.5%
Total Noninterest Expense	52,229	52,049	0.3%

Income Before Income Taxes	97,578	109,785	-11.1%
Income Tax Provision	25,699	29,086	-11.6%
Net Income	$71,879	$80,699	-10.9%

Average Common Shares
Outstanding	26,677	26,753	-0.3%
Diluted Average Common
Shares Outstanding	26,678	26,756	-0.3%

Per Common Share Data:
Basic Earnings	$2.69	$3.02	-10.9%
Diluted Earnings	2.69	3.02	-10.9%
Dividends Paid	0.88	0.84	4.8%

Footnotes and Abbreviations:

(1) A recovery of a previously charged off loan in the first quarter 2023 resulted in a $1,550 thousand reversal of the allowance for credit loss provision in the first quarter 2023.

(2) Debt Securities Held To Maturity and Obligations of States and Political Subdivisions are net of related reserve for expected credit losses of $1 thousand at June 30, 2024, March 31, 2024 and June 30, 2023.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized